UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on February 11, 2019, Ditech Holding Corporation (the “Company”) and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being administered under the caption In re Ditech Holding Corporation (Case No. 19-10412). During the pendency of the Chapter 11 Cases, the Debtors will continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

In connection with the Chapter 11 Cases, on March 28, 2019, the Debtors filed with the Court the Amended Joint Chapter 11 Plan of Ditech Holding Corporation and Its Affiliated Debtors (the “Amended Plan”) and the Amended Disclosure Statement for Amended Joint Chapter 11 Plan of Ditech Holding Corporation and Its Affiliated Debtors (the “Amended Disclosure Statement”). The Amended Plan and Amended Disclosure Statement amend the initial plan and disclosure statement filed with the Court on March 5, 2019, which were previously described in and filed with the Company’s Form 8-K filed on March 6, 2019. Terms used but not otherwise defined herein have the meanings ascribed to them in the Amended Plan or Amended Disclosure Statement.

The Amended Disclosure Statement was amended to, among other things, include Exhibit D – Financial Information and Projections (the “Projections”). The Projections are subject to certain risks, uncertainties and assumptions discussed therein and are based on, among other things, the anticipated future financial condition and results of operations of the Debtors in a recapitalization scenario under the Amended Plan. The Projections are only estimates and actual results may vary considerably from the Projections. The estimates and assumptions underlying the Projections are inherently uncertain and are subject to material business, economic, and other uncertainties. The Debtors do not, as a matter of course, publish their business plan, financial projections, or anticipated financial position. In connection with the planning and development of the Amended Plan, the Projections were prepared by the Debtors, with the assistance of their advisors, to present the anticipated impact of the recapitalization scenario under the Amended Plan. The Debtors do not intend, and disclaim any obligation, to further update or otherwise revise the Projections to reflect circumstances that may occur after their preparation, or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error. Additional information regarding the principal assumptions used in preparing the Projections and risks and uncertainties applicable to the Projections and the Amended Plan is set forth in the Amended Disclosure Statement.

The Amended Plan and Amended Disclosure Statement are subject to approval by the Court. Once the Amended Disclosure Statement is approved by the Court, the Amended Plan will be solicited for approval by a vote of certain of the Company’s creditors, as described in the Amended Disclosure Statement and the Amended Plan.

The Debtors intend to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) concerning the Amended Plan following Court approval of the Amended Disclosure Statement. A hearing to consider approval of the Amended Disclosure Statement is scheduled before the Court on April 11, 2019. There can be no assurance that the Debtors’ stakeholders will approve the Amended Plan, or that the Court will confirm the Amended Plan. The Debtors intend to emerge from chapter 11 when the Amended Plan receives the requisite approval from holders of claims, the Court enters an order confirming the Amended Plan, and the conditions to the effectiveness of the Plan, as stated therein, are satisfied.

The Amended Plan and Amended Disclosure Statement, as well as Court filings and other information related to the Chapter 11 Cases, are available at a website administered by the Company’s claims agent, Epiq, at http://dm.epiq11.com/Ditech. The Solicitation Materials will also be available at http://dm.epiq11.com/Ditech. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan.

The foregoing descriptions of the Amended Plan and Amended Disclosure Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Plan and Amended Disclosure Statement, which are filed as Exhibit 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Amended Plan contemplates that holders of equity securities of the Company will not receive any recovery on account of such securities and such securities will be cancelled.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the Projections; the terms of and potential transactions contemplated by the RSA, Amended Plan and Amended Disclosure Statement; the Chapter 11 Cases and Court proceedings; the anticipated mailing date of Solicitation Materials; management’s strategy, plans, opportunities, objectives, expectations, or intentions; and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: the ability of the Company to comply with the terms of the RSA and DIP Facilities, including completing various stages of the restructuring within the dates specified by the RSA and DIP Facilities; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Amended Plan to satisfy all the requirements necessary for confirmation by the Court; the ability of the Company to successfully execute the transactions contemplated by the RSA, Amended Plan and Amended Disclosure Statement without substantial disruption to the business of one or more of its primary operating or other subsidiaries; the high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated; the actions and decisions of the Company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the Company’s operational and strategic plans; the ability of the Company to continue as a going concern; and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amended Joint Chapter 11 Plan of Ditech Holding Corporation and Its Affiliated Debtors, dated March 27, 2019

99.2	Amended Disclosure Statement for Joint Chapter 11 Plan of Ditech Holding Corporation and Its Affiliated Debtors, dated March 27, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: April 3, 2019	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary